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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         Date of Report (date of earliest event reported): May 19, 2004


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             (Exact name of Registrant as specified in its charter)




   Virginia                      54-1873198                   000-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                            North Arlington, VA 22209
               (Address of principal executive offices) (Zip code)

                                 (703) 312-9500
               (Registrant's telephone number including area code)

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Item 5.  Other events.

At the Annual Board of Directors meeting of Friedman, Billings, Ramsey Group, Inc., on May 19, 2004, the Board of Directors elected the following executive officers, who are also members of the Office of the Chief Executive announced on April 27, 2004:

         Emanuel J. Friedman, Co-Chairman and Co-Chief Executive Officer Eric F. Billings, Co-Chairman and Co-Chief Executive Officer Richard J. Hendrix, President and Chief Operating Officer
         J. Rock Tonkel, President and Head of Investment Banking

The Board also elected the following individuals as executive officers of the
Company:

         Kurt R. Harrington, Chief Financial Officer
         William J. Ginivan, Chief Legal Officer
         Robert J. Kiernan, Vice President, Controller, Chief Accounting Officer

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  May 21, 2004             By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman & Co-Chief Executive Officer